EXHIBIT 32.1

DEBUT BROADCASTING CORPORATION, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K/A for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Debut Broadcasting Corporation, Inc. (the “Company”), we, Steven Ludwig, Chief Executive Officer, and Sariah Hopkins, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 19, 2008	/s/ Steven Ludwig
Steven Ludwig
Chief Executive Officer

/s/ Sariah Hopkins
Sariah Hopkins
Chief Financial Officer